Exhibit 24.1
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint D. Keith Oden, Richard J. Campo and Dennis M. Steen, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report (the “Annual Report”) of CAMDEN PROPERTY TRUST on Form 10-K for the year ended December 31, 2008 and to sign any and all amendments to the Annual Report and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

Signature

William R. Cooper

Print Name
Dated: February 19, 2009
SWORN TO AND SUBSCRIBED before me this 19th day of February, 2009, by WILLIAM R. COOPER.

Notary Public in and for the State of Texas

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint D. Keith Oden, Richard J. Campo and Dennis M. Steen, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report (the “Annual Report”) of CAMDEN PROPERTY TRUST on Form 10-K for the year ended December 31, 2008 and to sign any and all amendments to the Annual Report and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

Signature

Scott S. Ingraham

Print Name
Dated: February 19, 2009
SWORN TO AND SUBSCRIBED before me this 19th day of February, 2009, by SCOTT S. INGRAHAM.

Notary Public in and for the State of Texas

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint D. Keith Oden, Richard J. Campo and Dennis M. Steen, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report (the “Annual Report”) of CAMDEN PROPERTY TRUST on Form 10-K for the year ended December 31, 2008 and to sign any and all amendments to the Annual Report and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

Signature

Lewis A. Levey

Print Name
Dated: February 19, 2009
SWORN TO AND SUBSCRIBED before me this 19th day of February, 2009, by LEWIS A. LEVEY.

Notary Public in and for the State of Texas

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint D. Keith Oden, Richard J. Campo and Dennis M. Steen, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report (the “Annual Report”) of CAMDEN PROPERTY TRUST on Form 10-K for the year ended December 31, 2008 and to sign any and all amendments to the Annual Report and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

Signature

William B. McGuire, Jr.

Print Name
Dated: February 19, 2009
SWORN TO AND SUBSCRIBED before me this 19th day of February, 2009, by WILLIAM B. McGUIRE, JR.

Notary Public in and for the State of Texas

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint D. Keith Oden, Richard J. Campo and Dennis M. Steen, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report (the “Annual Report”) of CAMDEN PROPERTY TRUST on Form 10-K for the year ended December 31, 2008 and to sign any and all amendments to the Annual Report and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

Signature

F. Gardner Parker

Print Name
Dated: February 19, 2009
SWORN TO AND SUBSCRIBED before me this 19th day of February, 2009, by F. GARDNER PARKER.

Notary Public in and for the State of Texas

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint D. Keith Oden, Richard J. Campo and Dennis M. Steen, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report (the “Annual Report”) of CAMDEN PROPERTY TRUST on Form 10-K for the year ended December 31, 2008 and to sign any and all amendments to the Annual Report and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

Signature

William F. Paulsen

Print Name
Dated: February 19, 2009
SWORN TO AND SUBSCRIBED before me this 19th day of February, 2009, by WILLIAM F. PAULSEN.

Notary Public in and for the State of Texas

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint D. Keith Oden, Richard J. Campo and Dennis M. Steen, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report (the “Annual Report”) of CAMDEN PROPERTY TRUST on Form 10-K for the year ended December 31, 2008 and to sign any and all amendments to the Annual Report and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

Signature

Steven A. Webster

Print Name
Dated: February 19, 2009
SWORN TO AND SUBSCRIBED before me this 19th day of February, 2009, by STEVEN A. WEBSTER.

Notary Public in and for the State of Texas

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint D. Keith Oden, Richard J. Campo and Dennis M. Steen, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report (the “Annual Report”) of CAMDEN PROPERTY TRUST on Form 10-K for the year ended December 31, 2008 and to sign any and all amendments to the Annual Report and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

Signature

Kelvin R. Westbrook

Print Name
Dated: February 19, 2009
SWORN TO AND SUBSCRIBED before me this 19th day of February, 2009, by KELVIN R. WESTBROOK.

Notary Public in and for the State of Texas

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Richard J. Campo and Dennis M. Steen, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report (the “Annual Report”) of CAMDEN PROPERTY TRUST on Form 10-K for the year ended December 31, 2008 and to sign any and all amendments to the Annual Report and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

Signature

D. Keith Oden

Print Name
Dated: February 19, 2009
SWORN TO AND SUBSCRIBED before me this 19th day of February, 2009, by D. KEITH ODEN.

Notary Public in and for the State of Texas

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint D. Keith Oden and Dennis M. Steen, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report (the “Annual Report”) of CAMDEN PROPERTY TRUST on Form 10-K for the year ended December 31, 2008 and to sign any and all amendments to the Annual Report and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

Signature

Richard J. Campo

Print Name
Dated: February 19, 2009
SWORN TO AND SUBSCRIBED before me this 19th day of February, 2009, by RICHARD J. CAMPO.

Notary Public in and for the State of Texas